UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 22, 2016

AutoZone, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	1-10714	62-1482048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

123 South Front Street, Memphis, Tennessee 38103
(Address of Principal Executive Offices) (Zip Code)

(901) 495-6500
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 22, 2016, AutoZone, Inc. (the “Company”) issued a press release announcing its earnings for the fiscal quarter ended August 27, 2016, which is furnished as Exhibit 99.1.

Item 8.01. Other Events.

On September 22, 2016, the Company issued a press release announcing that its Board of Directors has authorized the repurchase of an additional $750 million of the Company’s common stock in connection with its ongoing share repurchase program.  The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are furnished with this Current Report pursuant to Items 2.02 and 8.01:

(d)	Exhibits
	99.1	Press Release dated September 22, 2016
	99.2	Press Release dated September 22, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoZone, Inc.

Date: September 22, 2016	By:	/s/ WILLIAM T. GILES
William T. Giles
Chief Financial Officer and Executive Vice President - Finance, Information Technology and ALLDATA

EXHIBIT INDEX

99.1	Press Release dated September 22, 2016
99.2	Press Release dated September 22, 2016